Exhibit 10.1

AMENDMENT NO. 2
TO FINANCING AGREEMENT

This AMENDMENT NO. 2 TO FINANCING AGREEMENT, dated as of July 3, 2019 (this "Second Amendment"), amends that certain Financing Agreement, dated as of November 8, 2018 (as amended, restated, supplemented or otherwise modified from time to time, the "Financing Agreement"), by and among SMTC CORPORATION, a Delaware corporation, each Person that is a party thereto as a borrower from time to time (collectively, the "Borrowers"), each other Loan Party that is a party thereto from time to time, each financial institution that is a party thereto from time to time (collectively, the "Lenders"), TCW ASSET MANAGEMENT COMPANY LLC, as administrative agent for the Lenders (in such capacity, the "Administrative Agent"), and TCW ASSET MANAGEMENT COMPANY LLC, as collateral agent for the Lenders (in such capacity, the "Collateral Agent").

WHEREAS, the Loan Parties have requested that the Agents and the Lenders amend certain terms and conditions of the Financing Agreement; and

WHEREAS, the Agents and the Lenders are willing to amend such terms and conditions of the Financing Agreement on the terms and conditions set forth herein.

NOW THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1. Definitions. All terms used herein that are defined in the Financing Agreement and not otherwise defined herein shall have the meanings assigned to them in the Financing Agreement, as amended by this Second Amendment.

2. Amendments.

(a)        Section 1.01 of the Financing Agreement is hereby amended by inserting the following definition in alphabetical order:

""June 2019 Equity Issuance" means the Equity Issuance by the Parent of its common stock to certain purchasers on or about June 28, 2019, and the receipt by the Loan Parties of Net Cash Proceeds in respect of such Equity Issuance in the aggregate amount of $14,129,546."

(b)        Section 2.05(d)(vi) of the Financing Agreement is hereby amended by deleting the period at the end thereof and substituting the following therefor:

"; provided, further, that, notwithstanding the foregoing, the Net Cash Proceeds received by the Loan Parties in respect of the June 2019 Equity Issuance shall be applied (A) first, to the Term Loan B (and the accrued and unpaid interest thereon) until paid in full in the aggregate amount of $12,021,000, and (B) second, to the Borrowers in the remaining amount thereof for working capital and general corporate purposes;"

3. Representations and Warranties. Each Loan Party hereby represents and warrants to the Agents and the Lenders as follows:

(a)        Representations and Warranties; Event of Default. The representations and warranties herein, in Article VI of the Financing Agreement and in each other Loan Document, certificate or other writing delivered to any Secured Party pursuant hereto or thereto on or prior to the Second Amendment Effective Date (as defined below) are true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof) on and as of the Second Amendment Date as though made on and as of such date, except to the extent that any such representation or warranty expressly relates solely to an earlier date (in which case such representation or warranty shall be true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof) on and as of such earlier date). No Default or Event of Default has occurred and is continuing on the Second Amendment Effective Date or would result from this Second Amendment or the transactions contemplated hereby, the Financing Agreement or the other Loan Documents becoming effective in accordance with its or their respective terms.

(b)        Organization, Good Standing, Etc. Each Loan Party (i) is a corporation, limited liability company or limited partnership duly organized, validly existing and in good standing under the laws of the state or jurisdiction of its organization, (ii) has all requisite power and authority to conduct its business as now conducted and as presently contemplated and, in the case of the Borrowers, to make the borrowings contemplated by the Financing Agreement, and to execute and deliver this Second Amendment and each other Loan Document to which it is a party, and to consummate the transactions contemplated thereby, and (iii) is duly qualified to do business and is in good standing in each jurisdiction in which the character of the properties owned or leased by it or in which the transaction of its business makes such qualification necessary, except (solely for the purposes of this subclause (iii)) where the failure to be so qualified and in good standing could not reasonably be expected to have a Material Adverse Effect.

(c)        Authorization, Etc. The execution, delivery and performance by each Loan Party of this Second Amendment and each other Loan Document to which it is or will be a party, (i) have been duly authorized by all necessary action, (ii) do not and will not contravene (A) any of its Governing Documents, (B) any applicable Requirement of Law or (C) any material Contractual Obligation binding on or otherwise affecting it or any of its properties, (iii) do not and will not result in or require the creation of any Lien (other than pursuant to any Loan Document) upon or with respect to any of its properties, and (iv) do not and will not result in any default, noncompliance, suspension, revocation, impairment, forfeiture or nonrenewal of any permit, license, authorization or approval applicable to its operations or any of its properties, except, in the case of clauses (ii)(B), (ii)(C) and (iv), to the extent where such contravention, default, noncompliance, suspension, revocation, impairment, forfeiture or nonrenewal could not reasonably be expected to have a Material Adverse Effect.

(d)        Governmental Approvals. No material authorization or approval or other action by, and no notice to or filing with, any Governmental Authority is required in connection with the due execution, delivery and performance by any Loan Party of this Second Amendment or any other Loan Document to which it is or will be a party other than filings and recordings with respect to Collateral to be made, or otherwise delivered to the Collateral Agent for filing or recordation, on or prior to the Second Amendment Effective Date.

(e)        Enforceability of Loan Documents. This Second Amendment is, and each other Loan Document to which any Loan Party is or will be a party, when delivered hereunder, will be, a legal, valid and binding obligation of such Person, enforceable against such Person in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally and by general principles of equity.

4. [Reserved].

5. Conditions to Effectiveness. This Second Amendment shall become effective only upon satisfaction in full, in a manner satisfactory to the Agents, of the following conditions precedent (the first date upon which all such conditions shall have been satisfied being hereinafter referred to as the "Second Amendment Effective Date"):

(a)        Payment of Fees, Etc. The Borrowers shall have paid all fees and expenses required to be paid on or prior to the Second Amendment Effective Date pursuant to Section 2.06 or Section 12.04 of the Financing Agreement.

(b)        Representations and Warranties. After giving effect to this Second Amendment and the transactions contemplated hereby, the representations and warranties herein, in Article VI of the Financing Agreement and in each other Loan Document, certificate or other writing delivered to any Secured Party pursuant hereto or thereto on or prior to the Second Amendment Effective Date shall be true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof) on and as of the Second Amendment Effective Date as though made on and as of such date, except to the extent that any such representation or warranty expressly relates solely to an earlier date (in which case such representation or warranty shall be true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof) on and as of such earlier date).

(c)        No Default; Event of Default. After giving effect to this Second Amendment and the transactions contemplated hereby, no Default or Event of Default shall have occurred and be continuing on the Second Amendment Effective Date or result from this Second Amendment becoming effective in accordance with its terms.

(d)        Delivery of Documents. The Agents shall have received on or before the Second Amendment Effective Date the following, each in form and substance reasonably satisfactory to the Agents and, unless indicated otherwise, dated the Second Amendment Effective Date:

(i)             this Second Amendment, duly executed by the Loan Parties, each Agent and the Required Lenders; and

(ii)           a certificate signed by the chief executive officer of each Loan Party, dated as of the Second Amendment Effective Date, certifying as to the matters set forth in subsections (b) and (c) of this Section 5.

(e)        Material Adverse Effect. There shall not have occurred since the Effective Date (as defined in the Financing Agreement) any event or development that has had or could reasonably be expected to have any Material Adverse Effect.

6. Continued Effectiveness of the Financing Agreement and other Loan Documents. Each Loan Party hereby (a) acknowledges and consents to this Second Amendment, (b) confirms and agrees that the Financing Agreement and each other Loan Document to which it is a party is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects, except that on and after the Second Amendment Effective Date, all references in the Financing Agreement or any such other Loan Document to "the Financing Agreement", the "Agreement", "thereto", "thereof", "thereunder" or words of like import referring to the Financing Agreement shall mean the Financing Agreement as amended by this Second Amendment, and (c) confirms and agrees that, to the extent that the Financing Agreement or any such other Loan Document purports to assign or pledge to the Collateral Agent, for the benefit of the Agents and the Lenders, or to grant to the Collateral Agent, for the benefit of the Agents and the Lenders, a security interest in or Lien on any Collateral as security for the Obligations of the Loan Parties from time to time existing in respect of the Financing Agreement (as amended hereby) and the other Loan Documents, such pledge, assignment and/or grant of the security interest or Lien is hereby ratified and confirmed in all respects. This Second Amendment does not and shall not affect any of the obligations of the Loan Parties, other than as expressly provided herein, including, without limitation, the Loan Parties' obligations to repay the Term Loans in accordance with the terms of Financing Agreement or the obligations of the Loan Parties under the Financing Agreement (as amended hereby) or any other Loan Document to which they are a party, all of which obligations shall remain in full force and effect. Except as expressly provided herein, the execution, delivery and effectiveness of this Second Amendment shall not operate as a waiver of any right, power or remedy of any Agent or any Lender under the Financing Agreement or any other Loan Document nor constitute a waiver of any provision of the Financing Agreement or any other Loan Document.

7. No Novation. Nothing herein contained shall be construed as a substitution or novation of the Obligations outstanding under the Financing Agreement or instruments securing the same, which shall remain in full force and effect, except as modified hereby.

8. No Representations by Agents or Lenders. Each Loan Party hereby acknowledges that it has not relied on any representation, written or oral, express or implied, by any Agent or any Lender, other than those expressly contained herein, in entering into this Second Amendment.

9. Release. Each Loan Party hereby acknowledges and agrees that: (a) neither it nor any of its Subsidiaries has any claim or cause of action against any Agent or any Lender (or any of the directors, officers, employees, agents, attorneys or consultants of any of the foregoing) and (b) the Agents and the Lenders have heretofore properly performed and satisfied in a timely manner all of their obligations to the Loan Parties, and all of their Subsidiaries and Affiliates. Notwithstanding the foregoing, the Agents and the Lenders wish (and the Loan Parties agree) to eliminate any possibility that any past conditions, acts, omissions, events or circumstances would impair or otherwise adversely affect any of their rights, interests, security and/or remedies. Accordingly, for and in consideration of the agreements contained in this Second Amendment and other good and valuable consideration, each Loan Party (for itself and its Subsidiaries and Affiliates and the successors, assigns, heirs and representatives of each of the foregoing) (collectively, the "Releasors") does hereby fully, finally, unconditionally and irrevocably release, waive and forever discharge the Agents and the Lenders, together with their respective Affiliates and Related Funds, and each of the directors, officers, employees, agents, attorneys and consultants of each of the foregoing (collectively, the "Released Parties"), from any and all debts, claims, allegations, obligations, damages, costs, attorneys' fees, suits, demands, liabilities, actions, proceedings and causes of action, in each case, whether known or unknown, contingent or fixed, direct or indirect, and of whatever nature or description, and whether in law or in equity, under contract, tort, statute or otherwise, which any Releasor has heretofore had or now or hereafter can, shall or may have against any Released Party by reason of any act, omission or thing whatsoever done or omitted to be done, in each case, on or prior to the Second Amendment Effective Date directly arising out of, connected with or related to this Second Amendment, the Financing Agreement or any other Loan Document, or any act, event or transaction related or attendant thereto, or the agreements of any Agent or any Lender contained therein, or the possession, use, operation or control of any of the assets of any Loan Party, or the making of any Loans or other advances, or the management of such Loans or other advances or the Collateral. Each Loan Party represents and warrants that it has no knowledge of any claim by any Releasor against any Released Party or of any facts or acts or omissions of any Released Party which on the date hereof would be the basis of a claim by any Releasor against any Released Party which would not be released hereby.

10.       Further Assurances. The Loan Parties shall execute any and all further documents, agreements and instruments, and take all further actions, as may be required under Applicable Law or as any Agent may reasonably request, in order to effect the purposes of this Second Amendment.

11.       Miscellaneous.

(a)        This Second Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which shall be deemed to be an original but all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of this Second Amendment by facsimile or electronic mail shall be equally effective as delivery of an original executed counterpart of this Second Amendment.

(b)        Section and paragraph headings herein are included for convenience of reference only and shall not constitute a part of this Second Amendment for any other purpose.

(c)        This Second Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

(d)        Each Loan Party hereby acknowledges and agrees that this Second Amendment constitutes a "Loan Document" under the Financing Agreement. Accordingly, it shall be an immediate Event of Default under the Financing Agreement if (i) any representation or warranty made by any Loan Party under or in connection with this Second Amendment shall have been incorrect in any material respect (or in any respect if such representation or warranty is qualified or modified as to materiality or "Material Adverse Effect" in the text thereof) when made or deemed made, or (ii) any Loan Party shall fail to perform or observe any term, covenant or agreement contained in this Second Amendment.

(e)        Any provision of this Second Amendment that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining portions hereof or affecting the validity or enforceability of such provision in any other jurisdiction.

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IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment to be executed and delivered as of the date set forth on the first page hereof.

BORROWERS:

MC ASSEMBLY, LLC, as a Borrower
By:
Name:
Title:

MC ASSEMBLY INTERNATIONAL, LLC, as a Borrower
By:
Name:
Title:

MC TEST SERVICE, INC., as a Borrower
By:
Name:
Title:

SMTC MANUFACTURING CORPORATION OF CALIFORNIA, as a Borrower
By:
Name:
Title:
SMTC MEX HOLDINGS INC., as a Borrower
By:
Name:
Title:

Amendment No. 2 to Financing Agreement

GUARANTORS:

HTM HOLDINGS, INC., as a Guarantor

By:
Name:
Title:

MC ASSEMBLY HOLDINGS, INC., as a Guarantor
By:
Name:
Title:

SMTC CORPORATION, as a Guarantor

By:
Name:
Title:

Amendment No. 2 to Financing Agreement

AGENTS:

TCW ASSET MANAGEMENT COMPANY LLC, as Administrative Agent and as Collateral Agent

By:
Name:
Title:

LENDERS:

TCW DL VII FINANCING LLC By: TCW Asset Management Company LLC, its Investment Advisor, as a Lender
By:
Name:
Title:

WEST VIRGINIA DIRECT LENDING LLC By: TCW Asset Management Company LLC, Its Investment Advisor, as a Lender

By:
Name:
Title:

TCW BRAZOS FUND LLC By: TCW Asset Management Company LLC, its Investment Advisor, as a Lender

By:
Name:
Title:

Amendment No. 2 to Financing Agreement

TCW SKYLINE LENDING, L.P. By: TCW Asset Management Company LLC, its Investment Advisor, as a Lender

By:
Name:
Title:

NJ/TCW DIRECT LENDING LLC By: TCW Asset Management Company LLC, its Investment Advisor, as a Lender
By:
Name:
Title:

BTC HOLDINGS FUND I, LLC By: Blue Torch Credit Opportunities Fund I LP, its sole member By: Blue Torch Credit Opportunities GP LLC, its general partner

By:
Name:
Title:

BTC HOLDINGS SC FUND LLC By: Blue Torch Credit Opportunities SC Master Fund LP, its sole member By: Blue Torch Credit Opportunities SC GP LLC, its general partner
By:
Name:
Title:

Amendment No. 2 to Financing Agreement

SWISS CAPITAL BTC PRIVATE DEBT OFFSHORE SP

By: Blue Torch Capital LP, acting solely in its capacity as Investment Advisor to the Manager of Swiss Capital BTC Private Debt Offshore Fund SP, a segregated portfolio of Swiss Capital Private Debt (Offshore) Funds SPC

By:
Name:
Title:

SC BTC PRIVATE DEBT FUND L.P. By: Blue Torch Capital LP, acting solely in its capacity as Investment Advisor to the Manager of SC BTC Private Debt Fund L.P.

By:
Name:
Title:

Amendment No. 2 to Financing Agreement